                                                                  Exhibit 10 (h)

                          PURCHASE AND SALE AGREEMENT

                         Dated as of December 31, 1996


                                     between



                             AFC FUNDING CORPORATION



                                       and



                         AUTOMOTIVE FINANCE CORPORATION

                                TABLE OF CONTENTS
                                -----------------

                                                                           PAGE
                                                                           ----
                                    ARTICLE I

                      AGREEMENT TO PURCHASE AND CONTRIBUTE

1.1.  Agreement to Purchase and Sell..........................................2
1.2.  Timing of Purchases.....................................................3
1.3.  Consideration for Purchases.............................................3
1.4.  Purchase and Sale Termination Date......................................3
1.5.  Intention of the Parties................................................3
1.6.  Certain Definitions.....................................................4

                                   ARTICLE II

                          CALCULATION OF PURCHASE PRICE

2.1.  Calculation of Purchase Price...........................................5

                                   ARTICLE III

                          CONTRIBUTION OF RECEIVABLES;
                            PAYMENT OF PURCHASE PRICE

3.1.  Contribution of Receivables.............................................7
3.2.  Initial Purchase Price Payment..........................................7
3.3.  Subsequent Purchase Price Payments......................................7
3.4.  Settlement as to Specific Receivables...................................8
3.5.  Reconveyance of Receivables.............................................9

                                   ARTICLE IV

                             CONDITIONS OF PURCHASES

4.1.  Conditions Precedent to Initial Purchase................................9
4.2.  Certification as to Representations and Warranties.....................11

                                    ARTICLE V

                REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR

5.1.  Organization and Good Standing.........................................11
5.2.  Due Qualification......................................................11
5.3.  Power and Authority; Due Authorization.................................12
5.4.  Valid Sale or Contribution; Binding Obligations........................12
5.5.  No Violation...........................................................12
5.6.  Proceedings............................................................12
5.7.  Bulk Sales Act.........................................................13
5.8.  Government Approvals...................................................13

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)
                                                                           PAGE
                                                                           ----
5.9.  Financial Condition....................................................13
5.10.  Margin Regulations....................................................13
5.11.  Quality of Title......................................................13
5.12.  Accuracy of Information...............................................14
5.13.  Offices...............................................................14
5.14.  Trade Names...........................................................14
5.15.  Taxes.................................................................15
5.16.  Licenses and Labor Controversies......................................15
5.17.  Compliance with Applicable Laws.......................................15
5.18.  Reliance on Separate Legal Identity...................................15
5.19.  Purchase Price........................................................15
5.20.  Eligibility of Receivables............................................15

                                   ARTICLE VI

                           COVENANTS OF THE ORIGINATOR

6.1.  Affirmative Covenants..................................................16
6.2.  Reporting Requirements.................................................18
6.3.  Negative Covenants.....................................................19

                                   ARTICLE VII

                      ADDITIONAL RIGHTS AND OBLIGATIONS IN
                           RESPECT OF THE RECEIVABLES

7.1.  Rights of the Company..................................................20
7.2.  Responsibilities of the Originator.....................................20
7.3.  Further Action Evidencing Purchases....................................21
7.4.  Application of Collections.............................................22

                                  ARTICLE VIII

                      PURCHASE AND SALE TERMINATION EVENTS

8.1.  Purchase and Sale Termination Events...................................22
8.2.  Remedies...............................................................23

                                   ARTICLE IX

                                 INDEMNIFICATION

9.1.  Indemnities by the Originator..........................................24

                                TABLE OF CONTENTS
                               -----------------
                                  (continued)
                                                                           PAGE
                                                                           ----

                                    ARTICLE X

                                  MISCELLANEOUS

10.1.  Amendments, etc.......................................................27
10.2.  Notices, etc..........................................................27
10.3.  No Waiver; Cumulative Remedies........................................27
10.4.  Binding Effect; Assignability.........................................27
10.5.  Governing Law.........................................................28
10.6.  Costs, Expenses and Taxes.............................................28
10.7.  Submission to Jurisdiction............................................29
10.8.  Waiver of Jury Trial..................................................29
10.9.  Captions and Cross References; Incorporation by Reference.............29
10.10.  Execution in Counterparts............................................29
10.11.  Acknowledgment and Agreement.........................................30

                                   SCHEDULES

SCHEDULE 5.13  Office Locations

SCHEDULE 5.14  Trade Names

SCHEDULE 5.15  Tax Matters

                                    EXHIBITS

EXHIBIT A      Form of Purchase Report

EXHIBIT B      Form of Company Note

                           PURCHASE AND SALE AGREEMENT



     THIS PURCHASE AND SALE AGREEMENT (as amended, supplemented or modified from time to time, this "Agreement"), dated as of December 31, 1996, is between AUTOMOTIVE FINANCE CORPORATION, an Indiana corporation (the "Originator"), as seller, and AFC FUNDING CORPORATION, an Indiana corporation (the "Company"), as purchaser.


                                   Definitions
                                   -----------

     Unless otherwise indicated, certain terms that are capitalized and used throughout this Agreement are defined in Exhibit I to the Receivables Purchase Agreement of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Receivables Purchase Agreement"), among the Company, the Originator, as initial Servicer, POOLED ACCOUNTS RECEIVABLE CAPITAL CORPORATION, as purchaser (together with its successors and assigns, the "Purchaser"), and NESBITT BURNS SECURITIES, INC., as agent for Purchaser (together with its successors and assigns, the "Agent").


                                   Background
                                   ----------

     1. The Company is a special purpose corporation, all of the capital stock of which is wholly-owned by the Originator.

     2. On the Closing Date, the Originator is transferring certain Receivables and Related Rights to the Company as a capital contribution to the Company.

     3. In order to finance its business, the Originator wishes to sell certain Receivables and Related Rights from time to time to the Company, and the Company is willing, on the terms and subject to the conditions set forth herein, to purchase such Receivables and Related Rights from the Originator.

     4. The Company intends to sell to Purchaser an undivided variable percentage interest in its Receivables and Related Rights pursuant to the Receivables Purchase Agreement in order to finance its purchases of certain Receivables and Related Rights hereunder.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:


                                   ARTICLE I
                      AGREEMENT TO PURCHASE AND CONTRIBUTE

     1.1. Agreement to Purchase and Sell. On the terms and subject to the conditions set forth in this Agreement (including Article IV), and in consideration of the Purchase Price, the Originator agrees to sell to the Company, and does hereby sell to the Company, and the Company agrees to purchase from the Originator, and does hereby purchase from the Originator, without recourse and without regard to collectibility, all of the Originator's right, title and interest in and to:

     (a) each Receivable of the Originator that existed and was owing to the Originator as of the opening of the Originator's business on December 31, 1996 (the "Closing Date") (other than the Receivables and Related Rights contributed by the Originator to the Company pursuant to Section 3.1 (the "Contributed Receivables"));

     (b) each Receivable created or originated by the Originator from the opening of the Originator's business on the Closing Date to and including the Purchase and Sale Termination Date;

     (c) all rights to, but not the obligations under, all Related Security (other than with respect to the Contributed Receivables);

     (d) all monies due or to become due with respect to any of the foregoing;

     (e) all books and records related to any of the foregoing; and

     (f) all proceeds thereof (as defined in the UCC) received or applied on or after the Closing Date including, without limitation, all funds which either are received by the Originator, the Company or the Servicer from or on behalf of the Obligors in payment of any amounts owed (including, without limitation, finance charges, interest and all other charges) in respect of any Receivable (other than Contributed Receivables), or that are (or are to be) applied to amounts owed in respect of any such Receivable (including, without limitation, insurance payments and net proceeds of the sale or other disposition of vehicles or other collateral or property of the related Obligor or any other Person directly or indirectly liable for the payment of any such Receivable that are (or are to be) applied thereto).

All purchases and contributions hereunder shall be made without recourse, but shall be made pursuant to and in reliance upon the representations, warranties and covenants of the Originator, in its capacity as seller and contributor, set forth in each Transaction Document. The Company's foregoing commitment to purchase such Receivables and the proceeds and rights described in subsections
(c) through (f) of this Section 1.1 (collectively, including such item relating to Contributed Receivables, the "Related Rights") is herein called the "Purchase Facility."

     1.2 Timing of Purchases.

     (a) Closing Date Purchases. The Originator's entire right, title and interest in (i) each Receivable that existed and was owing to the Originator as of the opening of the Originator's business on the Closing Date, (other than Contributed Receivables) and (ii) all Related Rights with respect thereto shall be sold to the Company on the Closing Date.

     (b) Regular Purchases. After the Closing Date, each Receivable created or originated by the Originator and all Related Rights shall be purchased and owned by the Company (without any further action) upon the creation or origination of such Receivable.

     1.3. Consideration for Purchases. On the terms and subject to the conditions set forth in this Agreement, the Company agrees to make all Purchase Price payments to the Originator.

     1.4. Purchase and Sale Termination Date. The "Purchase and Sale Termination Date" shall be the earlier to occur of (a) the date of the termination of this Agreement pursuant to Section 8.2 and (b) the Payment Date immediately following the day on which the Originator shall have given notice to the Company that the Originator desires to terminate this Agreement.

     As used herein, "Payment Date" means (i) the Closing Date and (ii) each Business Day thereafter that the Originator is open for business.

     1.5.  Intention  of the  Parties.  It is the express  intent of the parties
hereto  that  the  transfers  of  the   Receivables   (other  than   Contributed
Receivables) and Related Rights (other than those relating to the Contributed Receivables) by the Originator to the Company, as contemplated by this Agreement be, and be treated as, sales and not as secured loans secured by the Receivables and Related Rights. If, however, notwithstanding the intent of the parties, such transactions are deemed to be loans, the Originator hereby grants to the Company a first priority security interest in all of the Originator's right, title and interest in and to the Receivables and the Related Rights now existing and hereafter created, all monies due or to become due and all amounts received with respect thereto, and all proceeds thereof, to secure all of the Originator's obligations hereunder.

     1.6. Certain Definitions. As used in this Agreement, the terms "Material Adverse Effect" and "Solvent" are defined as follows:

          "Material Adverse Effect" means, with respect to any event or circumstance, a material adverse effect on:

          (i) the business, operations, property or financial condition of the Originator;

          (ii) the ability of the Originator or the Servicer (if it is the Originator) to perform its obligations under the Receivables Purchase Agreement or any other Transaction Document to which it is a party or the performance of any such obligations;

          (iii) the validity or enforceability of the Receivables Purchase Agreement or any other Transaction Document;

          (iv) with respect to the Purchase and Sale Agreement, the status, existence, perfection, priority or enforceability of Company's interest in the Receivables or Related Rights; or

          (v) the collectibility of the Receivables.

          "Solvent" means, with respect to any Person at any time, a condition under which:

          (i) the fair value and present fair saleable value of such Person's total assets is, on the date of determination, greater than such Person's total liabilities (including contingent and unliquidated liabilities) at such time;

          (ii) such Person is and shall continue to be able to pay all of its liabilities as such liabilities mature; and

          (iii) such Person does not have unreasonably small capital with which to engage in its current and in its anticipated business.

For purposes of this definition:

          (A) the amount of a Person's contingent or unliquidated liabilities at any time shall be that amount which, in light of all the facts and circumstances then existing, represents the amount which can reasonably be expected to become an actual or matured liability;

          (B) the "fair value" of an asset shall be the amount which may be realized within a reasonable time either through collection or sale of such asset at its regular market value;

          (C) the "regular market value" of an asset shall be the amount which a capable and diligent business person could obtain for such asset from an interested buyer who is willing to purchase such asset under ordinary selling conditions; and

          (D) the "present fair saleable value" of an asset means the amount which can be obtained if such asset is sold with reasonable promptness in an arm's length transaction in an existing and not theoretical market.


                                   ARTICLE II

                          CALCULATION OF PURCHASE PRICE

     2.1. Calculation of Purchase Price. On each Servicer Report Date, the Servicer shall deliver to the Company, the Agent and the Originator (if the Servicer is other than the Originator) a report in substantially the form of Exhibit A (each such report being herein called a "Purchase Report") with respect to the matters set forth therein and the Company's purchases of Receivables from the Originator

     (a) that are to be made on the Closing Date (in the case of the Purchase Report to be delivered on the Closing Date), or

     (b) that were made during the period commencing on the Servicer Report Date immediately preceding such Servicer Report Date to (but not including) such Servicer Report Date (in the case of each subsequent Purchase Report).

The "Purchase Price" (to be paid to the Originator in accordance with the terms of Article III) for the Receivables and the Related Rights that are purchased hereunder shall be determined in accordance with the following formula:

     PP       =        OB X PDRR

     where:

     PP       =        Purchase  Price for each  Receivable as calculated on
                       the relevant Payment Date.

     OB       =        the Outstanding Balance of such Receivable at the time
                       of origination.

     PDRR     =        the Purchase Discount Rate Reserve Ratio.

     "Purchase Discount Rate Reserve Ratio" means a percentage calculated in the most recent Purchase Report in accordance with the following formula:

     PDRR     =         TD       x  (DR + PD)
                       ---
                       360

     where:

     PDRR     =        the Purchase Discount Rate Reserve Ratio;

     TD       =        the  Turnover  Days  for  Receivables  generated  by the
                       Originator  during  the  prior calendar month;

     DR       =        the Discount Rate; and

     PD       =        a profit discount equal to 0.15%.

     "Turnover Days" means, as calculated in any Purchase Report, that period (expressed in days) calculated as the product of (a) the quotient of (i) the aggregate Outstanding Balance of Receivables originated by the Originator as of the last day of the calendar month which occurs two months prior to the month to which the Purchase Report relates, divided by (ii) the aggregate amount of the Collections received during the prior calendar month, multiplied by (b) the number of days in the prior calendar month.

     "Accrued Carrying Costs" means, as of any date, the sum of (i) accrued and unpaid Carrying Costs as of such date, plus (ii) without duplication, the amount of Carrying Costs that will, or are estimated by the Servicer to, have accrued by the next Servicer Report Date as set forth in the then-effective Purchase Report.

     "Carrying Costs" means any of the following items: (i) yield and fees payable by the Company to the Purchaser and the Agent; (ii) Ordinary Course Expenses of the Company; and (iii) the Servicing Fee.

     "Ordinary Course Expenses" means the expenses of the Company for the allocation of employee salaries, benefits, directors' fees, office lease payments, office equipment (including computers and related software), office supplies, Federal, state and local taxes and similar expenses incurred in the ordinary course of its business other than (a) interest expense under the Company Note and (b) other Carrying Costs specifically mentioned in the definition of Carrying Costs.

     "Discount Rate" means, commencing on any Servicer Report Date and continuing until (but not including) the next Servicer Report Date, the blended per annum rate at which Discount accrued on the Participation as of the last day of the immediately preceding calendar month, plus a fraction,  the numerator of
which equals the Accrued Carrying Costs (other than Discount on the Participation or interest on the Company Note) for the immediately preceding calendar month, and the denominator of which equals the aggregate Outstanding Balance of all Receivables as of the last day of the immediately preceding calendar month. The Discount Rate from the Closing Date until the first Servicer Report Date shall be 5.45%.

                                  ARTICLE III

                          CONTRIBUTION OF RECEIVABLES;
                            PAYMENT OF PURCHASE PRICE

     3.1. Contribution of Receivables. On the Closing Date, the Originator shall, and hereby does, contribute to the capital of the Company, Receivables and Related Rights with respect thereto consisting of each Receivable of the Originator that existed and was owing to the Originator on the Closing Date that as of such date was not an Eligible Receivable and Receivables that existed and were owing to the Originator on the Closing Date that as of such date were Eligible Receivables, beginning with the oldest of such Eligible Receivables and continuing chronologically thereafter, and all or an undivided interest in the most recent of such contributed Eligible Receivables such that the aggregate Outstanding Balance of all such contributed Receivables shall be equal to $1,000,000.

     3.2. Initial Purchase Price Payment. On the terms and subject to the conditions set forth in this Agreement, the Company agrees to pay to the Originator the Purchase Price for the purchase of Receivables to be made on the Closing Date, partially in cash in the amount of the proceeds of the Purchase made by the Purchaser on the Closing Date under the Receivables Purchase Agreement, and partially by issuing a promissory note in the form of Exhibit B to the Originator with an initial principal balance equal to the remaining Purchase Price (as such promissory note may be amended, supplemented, indorsed or otherwise modified from time to time, together with all promissory notes issued from time to time in substitution therefor or renewal thereof in accordance with the Transaction Documents, being herein called the "Company Note").

     3.3. Subsequent Purchase Price Payments. On each Business Day falling after the Closing Date and on or prior to the Purchase and Sale Termination Date, on the terms and subject to the conditions set forth in this Agreement, the Company shall pay to the Originator the Purchase Price for the Receivables sold by the Originator to the Company on such Business Day, in cash, to the extent funds are available to make such payment and such payment is permitted by paragraph (o) of
Exhibit IV to the Receivables Purchase Agreement, and to the extent any of such Purchase Price remains unpaid, such remaining portion of such Purchase Price shall be paid by means of an automatic increase to the outstanding principal amount of the Company Note.

     Servicer shall make all appropriate record keeping entries with respect to the Company Note or otherwise to reflect the foregoing payments and adjustments pursuant to Section 3.4, and Servicer's books and records shall constitute rebuttable presumptive evidence of the principal amount of and accrued interest on the Company Note at any time. Furthermore, Servicer shall hold the Company Note for the benefit of the Originator, and all payments under the Company Note shall be made to the Servicer for the account of the applicable payee thereof. The Originator hereby irrevocably authorizes Servicer to mark the Company Note "CANCELLED" and to return the Company Note to the Company upon the final payment thereof after the occurrence of the Purchase and Sale Termination Date.

     3.4. Settlement as to Specific Receivables and Dilution.

     (a) If on the day of purchase or contribution of any Receivable from the Originator hereunder, any of the representations or warranties set forth in
Section 5.4, 5.11 or 5.20 is not true with respect to such Receivable or as a result of any action or inaction of the Originator, on any day any of the representations or warranties set forth in Section 5.4, 5.11 or 5.20 is no longer true with respect to such a Receivable, then the Purchase Price with respect to the Receivables purchased hereunder shall be reduced by an amount equal to the Outstanding Balance of such Receivable and shall be accounted to the Originator as provided in subsection (c) below; provided, that if the Company thereafter receives payment on account of Collections due with respect to such Receivable, the Company promptly shall deliver such funds to the Originator.

     (b) If, on any day, the Outstanding Balance of any Receivable purchased or contributed hereunder is reduced or adjusted as a result of any discount, rebate or other adjustment made by the Originator, Company or Servicer or any setoff or dispute between the Seller, the Originator or the Servicer and an Obligor, then the Purchase Price with respect to the Receivables purchased hereunder shall be reduced by the amount of such reduction and shall be accounted to the Originator as provided in subsection (c) below.

     (c) Any reduction in the Purchase Price of the Receivables pursuant to subsection (a) or (b) above shall be applied as a credit for the account of the Company against the Purchase Price of Receivables subsequently purchased by the Company from the Originator hereunder; provided, however if there have been no purchases of Receivables (or insufficiently large purchases of Receivables) to create a Purchase Price sufficient to so apply such credit against, the amount of such credit

          (i) shall be paid in cash to the Company by the Originator in the manner and for application as described in the following proviso, or

          (ii) shall be deemed to be a payment under, and shall be deducted from the principal amount outstanding under, the Company Note, to the extent that such payment is permitted under paragraph (o) of Exhibit IV of the Receivables Purchase Agreement;

provided, further, that at any time (y) when a Termination Event or Unmatured Termination Event exists or (z) on or after the Termination Date, the amount of any such credit shall be paid by the Originator to the Company by deposit in immediately available funds into the Collection Account for application by Servicer to the same extent as if Collections of the applicable Receivable in such amount had actually been received on such date.

     (d) Each Purchase Report (other than the Purchase Report delivered on the Closing Date) shall include, in respect of the Receivables previously generated by the Originator (including the Contributed Receivables), a calculation of the aggregate reductions described in subsection (a) or (b) relating to such Receivables since the last Purchase Report delivered hereunder.

     3.5. Reconveyance of Receivables. In the event that the Originator has paid to the Company the full Outstanding Balance of any Receivable pursuant to
Section 3.4, the Company shall reconvey such Receivable to the Originator, without representation or warranty, but free and clear of all liens created by the Company.


                                   ARTICLE IV

                             CONDITIONS OF PURCHASES

     4.1. Conditions Precedent to Initial Purchase. The initial purchase hereunder is subject to the condition precedent that the Company shall have received, on or before the Closing Date, the following, each (unless otherwise indicated) dated the Closing Date, and each in form, substance and date satisfactory to the Company:

     (a) A copy of the resolutions of the Board of Directors of the Originator approving the Transaction Documents to be delivered by it and the transactions contemplated hereby and thereby, certified by the Secretary or Assistant Secretary of the Originator;
                                      -9-

     (b) A Certificate of Existence for the Originator issued as of a recent date by the Indiana Secretary of State;

     (c) A certificate of the Secretary or Assistant Secretary of the Originator certifying the names and true signatures of the officers authorized on the Originator's behalf to sign the Transaction Documents to be delivered by it (on which certificate the Company and Servicer (if other than the Originator) may conclusively rely until such time as the Company and the Servicer shall receive from the Originator a revised certificate meeting the requirements of this subsection (c));

     (d) The articles of incorporation of the Originator together with a copy of the by-laws of the Originator, each duly certified by the Secretary or an Assistant Secretary of the Originator;

     (e) Copies of the proper financing statements (Form UCC-1) that have been duly executed and name the Originator as the assignor and the Company as the assignee (and Purchaser as assignee of the Company) of the Receivables generated by the Originator and Related Rights or other, similar instruments or documents, as may be necessary or, in Servicer's or the Agent's opinion, desirable under the UCC of all appropriate jurisdictions or any comparable law of all appropriate jurisdictions to perfect the Company's ownership interest in all Receivables and Related Rights in which an ownership interest may be transferred to it hereunder;

     (f) A written search report from a Person satisfactory to Servicer and the Agent listing all effective financing statements that name the Originator as debtor or assignor and that are filed in the jurisdictions in which filings were made pursuant to the foregoing subsection (e), together with copies of such financing statements (none of which, except for those described in the foregoing subsection (e), shall cover any Receivable or any Related Right), and tax and judgment lien search reports from a Person satisfactory to Servicer and the Agent showing no evidence of such liens filed against the Originator;

     (g) Favorable opinions of Warren W. Byrd, Esq., general counsel to the Originator, Ice Miller Donadio and Ryan, special counsel to the Originator, concerning enforceability of this Agreement and certain other matters, and Ice Miller Donadio and Ryan, concerning certain bankruptcy matters, and such other opinions as the Company may reasonably request;

     (h) Evidence (i) of the execution and delivery by each of the parties thereto of each of the other Transaction Documents to be executed and delivered in connection herewith and (ii) that each of the conditions precedent to the execution, delivery and effectiveness of such other Transaction Documents has been satisfied to the Company's satisfaction; and

     (i) A certificate from an officer of the Originator to the effect that Servicer and the Originator have placed on the most recent, and have taken all steps reasonably necessary to ensure that there shall be placed on subsequent, summary master control data processing reports the following legend (or the substantive equivalent thereof): "THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD TO AFC FUNDING CORPORATION PURSUANT TO A PURCHASE AND SALE AGREEMENT, DATED AS OF DECEMBER 31, 1996, BETWEEN AUTOMOTIVE FINANCE CORPORATION AND AFC FUNDING CORPORATION; AND AN INTEREST IN THE RECEIVABLES DESCRIBED HEREIN HAS BEEN GRANTED TO POOLED ACCOUNTS RECEIVABLE CAPITAL CORPORATION, PURSUANT TO A RECEIVABLES PURCHASE AGREEMENT, DATED AS OF DECEMBER 31, 1996, AMONG AFC FUNDING CORPORATION, AS SELLER, AUTOMOTIVE FINANCE CORPORATION, AS SERVICER, POOLED ACCOUNTS RECEIVABLE CAPITAL CORPORATION, AS PURCHASER AND NESBITT BURNS SECURITIES INC., AS AGENT."

     4.2 Certification as to Representations and Warranties. The Originator, by accepting the Purchase Price (including by the increase in the outstanding balance of the Company Note) related to each purchase of Receivables and Related Rights shall be deemed to have certified that the representations and warranties contained in Article V are true and correct on and as of such day, with the same effect as though made on and as of such day.

                                    ARTICLE V

                REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR

     In order to induce the Company to enter into this Agreement and to make purchases and accept contributions hereunder, the Originator, in its capacity as seller under this Agreement, hereby makes the representations and warranties set forth in this Article V.

     5.1. Organization and Good Standing. The Originator has been duly incorporated and in existence as a corporation under the laws of the state of its incorporation, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.

     5.2. Due Qualification. The Originator is duly licensed or qualified to do business as a foreign corporation in good standing in the jurisdiction where its chief executive office and principal place of business are located and in all other jurisdictions in which the ownership or lease of its property or the conduct of its business requires such licensing or qualification except where the failure to be so licensed or qualified has not had and could not reasonably be expected to have a Material Adverse Effect.

     5.3. Power and Authority; Due Authorization. The Originator has (a) all necessary corporate power, authority and legal right (i) to execute and deliver, and perform its obligations under, each Transaction Document to which it is a party, as seller, and (ii) to generate, own, sell, contribute and assign Receivables and Related Rights on the terms and subject to the conditions herein and therein provided; and (b) duly authorized such execution and delivery and such sale, contribution and assignment and the performance of such obligations by all necessary corporate action.

     5.4. Valid Sale or Contribution; Binding Obligations. Each sale or contribution, as the case may be, of Receivables and Related Rights made by the Originator pursuant to this Agreement shall constitute a valid sale or contribution, as the case may be, transfer, and assignment thereof to the Company, enforceable against creditors of, and purchasers from, the Originator; and this Agreement constitutes, and each other Transaction Document to be signed by the Originator, as seller, when duly executed and delivered, will constitute, a legal, valid, and binding obligation of the Originator, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     5.5 No Violation. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents to which the Originator is a party as seller, and the fulfillment of the terms hereof or thereof will not (a) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under (i) the Originator's articles of incorporation or by-laws, or (ii) any indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument to which it is a party or by which it is bound, (b) result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument, other than the Transaction Documents, or (c) violate any law or any order, writ, judgment, award, injunction, decree, rule, or regulation applicable to it or its properties, where, in the cases of items
(a)(ii), (b) or (c), such conflict, breach, default, Adverse Claim or violation has had or could reasonably be expected to have a Material Adverse Effect.

     5.6. Proceedings. (i) There is no litigation or, to the Originator's knowledge, any proceeding or investigation pending before any Government Authority or arbitrator (a) asserting the invalidity of any Transaction Document to which the Originator is a party as seller, (b) seeking to prevent the sale or contribution of Receivables and Related Rights to the Company or the consummation of any of the other transactions contemplated by any Transaction Document to which the Originator is a party as seller, or (c) seeking any determination or ruling that could reasonably be expected to have a Material Adverse Effect. (ii) The Originator is not subject to any order, judgment, decree, injunction, stipulation or consent order that could reasonably be expected to have a Material Adverse Effect.

     5.7. Bulk Sales Act. No transaction contemplated hereby requires compliance with any bulk sales act or similar law.

     5.8. Government Approvals. Except for the filing of the UCC financing statements referred to in Article IV, all of which, at the time required in
Article IV, shall have been duly made and shall be in full force and effect, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the Originator's due execution, delivery and performance of any Transaction Document to which it is a party, as seller.

     5.9. Financial Condition.

     (a) On the date hereof, and on the date of each sale of Receivables by the Originator to the Company (both before and after giving effect to such sale), the Originator shall be Solvent.

     (b) The consolidated balance sheets of the Originator and its consolidated subsidiaries as of December 31, 1995, and the related statements of income and shareholders' equity of the Originator and its consolidated subsidiaries for the fiscal year then ended certified by the Originator's independent accountants, copies of which have been furnished to the Company, present fairly the consolidated financial position of the Originator and its consolidated subsidiaries for the period ended on such date, all in accordance with generally accepted accounting principles consistently applied; and since such date no event has occurred that has had, or is reasonably likely to have, a Material Adverse Effect.

     5.10. Margin Regulations. No use of any funds acquired by the Originator under this Agreement will conflict with or contravene any of Regulations G, T, U and X promulgated by the Board of Governors of the Federal Reserve System from time to time.

     5.11. Quality of Title.

     (a) Each Receivable (together with the Related Rights) which is to be sold or contributed to the Company hereunder is or shall be owned by the Originator, free and clear of any Adverse Claim. Whenever the Company makes a purchase, or accepts a contribution, hereunder, it shall have acquired a valid and perfected ownership interest (free and clear of any Adverse Claim) in all Receivables generated by the Originator and all Collections related thereto, and in the Originator's entire right, title and interest in and to the other Related Rights with respect thereto.

     (b) No effective financing statement or other instrument similar in effect covering any Receivable or any Related Right is on file in any recording office except such as may be filed in favor of the Company or the Originator, as the case may be, in accordance with this Agreement or in favor of the Purchaser in accordance with the Receivables Purchase Agreement.

     5.12. Accuracy of Information. No factual written information furnished or to be furnished in writing by the Originator, as seller, to the Company, the Purchaser or the Agent for purposes of or in connection with any Transaction Document or any transaction contemplated hereby or thereby (including the information contained in any Purchase Report) is, and no other such factual written information hereafter furnished (and prepared) by the Originator, as seller, to the Company, the Purchaser, or the Agent pursuant to or in connection with any Transaction Document, taken as a whole, will be inaccurate in any material respect as of the date it was furnished or (except as otherwise disclosed to the Company at or prior to such time) as of the date as of which such information is dated or certified, or shall contain any material misstatement of fact or omitted or will omit to state any material fact necessary to make such information, in the light of the circumstances under which any statement therein was made, not materially misleading on the date as of which such information is dated or certified.

     5.13. Offices. The Originator's principal place of business and chief executive office is located at the address set forth under the Originator's signature hereto, and the offices where the Originator keeps all its books, records and documents evidencing the Receivables, the related Contracts and all other agreements related to such Receivables are located at the addresses specified on Schedule 5.13 (or at such other locations, notified to Servicer (if other than the Originator) and the Agent in accordance with Section 6.1(f), in jurisdictions where all action required by Section 7.3 has been taken and completed).

     5.14. Trade Names. Except as disclosed on Schedule 5.14, the Originator does not use any trade name other than its actual corporate name. From and after the date that fell six years before the date hereof, the Originator has not been known by any legal name or trade name other than its corporate name as of the date hereof, nor has the Originator been the subject of any merger or other corporate reorganization except, in each case, as disclosed on Schedule 5.14.

     5.15. Taxes. Except as set forth on Schedule 5.15 the Originator has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with generally accepted accounting principles shall have been set aside on its books.

     5.16. Licenses and Labor Controversies.

     (a) The Originator has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain would be reasonably likely to have a Material Adverse Effect; and

     (b) There are no labor controversies pending against the Originator that have had (or are reasonably likely to have) a Material Adverse Effect.

     5.17. Compliance with Applicable Laws. The Originator is in compliance, in all material respects, with the requirements of (i) all applicable laws, rules, regulations, and orders of all governmental authorities (including, without limitation, Regulation Z, laws, rules and regulations relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy and all other consumer laws applicable to the Receivables and related Contracts) (excluding with respect to environmental matters which are covered by clause (ii)), and (ii) to the best of its knowledge, all applicable environmental laws, rules, regulations and orders of all governmental authorities.

     5.18. Reliance on Separate Legal Identity. The Originator is aware that Purchaser and the Agent are entering into the Transaction Documents to which they are parties in reliance upon the Company's identity as a legal entity separate from the Originator.

     5.19. Purchase Price. The purchase price payable by the Company to the Originator hereunder is intended by the Originator and Company to be consistent with the terms that would be obtained in an arm's length sale. The Servicer's Fee payable to the Originator is intended to be consistent with terms that would be obtained in an arm's length servicing arrangement.

     5.20. Eligibility of Receivables. Unless otherwise identified to the Company on the date of the purchase hereunder, each Receivable purchased hereunder is on the date of purchase an Eligible Receivable and, so long as the Originator is the Servicer, each Pool Receivable included as an Eligible Receivable in the calculation of Net Receivables Pool Balance is an Eligible Receivable as of the date of such calculation.


                                   ARTICLE VI

                           COVENANTS OF THE ORIGINATOR

     6.1. Affirmative Covenants. From the date hereof until the first day following the Final Payout Date, the Originator will, unless the Company and the Agent shall otherwise consent in writing:

     (a) Compliance with Laws, Etc. Comply in all material respects with all applicable laws, rules, regulations and orders, including those with respect to the Receivables generated by it and the related Contracts and other agreements related thereto.

     (b) Preservation of Corporate Existence. Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification could reasonably be expected to have a Material Adverse Effect.

     (c) Receivables Review. (i) At any time and from time to time during regular business hours, upon reasonable prior notice, permit the Company and/or the Agent, or their respective agents or representatives, (A) to examine, to audit and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of the Originator relating to the Receivables and Related Rights, including, without limitation, the Contracts and other agreements related thereto, and (B) to visit the Originator's offices and properties for the purpose of examining such materials described in the foregoing clause (A) and discussing matters relating to the Receivables and Related Rights or the Originator's performance hereunder with any of the officers or employees of the Originator having knowledge of such matters; and (ii) without limiting the provisions of clause (i) next above, from time to time on request of the Agent, permit certified public accountants or other auditors acceptable to the Agent to conduct a review of its books and records with respect to the Receivables and Related Rights.

     (d) Keeping of Records and Books of Account. Maintain an ability to recreate records evidencing the Receivables in the event of the destruction of the originals thereof.

     (e) Performance and Compliance with Receivables and Contracts. At its expense timely and fully perform and comply with all provisions, covenants and other promises required to be observed by it under the related Contracts and all other agreements related to the Receivables and Related Rights.

     (f) Location of Records, Etc.. (i) Keep its principal place of business and chief executive office, and the offices where it keeps its records concerning or related to Receivables and Related Rights, at the address(es) referred to in
Schedule 5.13 or, upon 30 days' prior written notice to the Company and the Agent, at such other locations in jurisdictions where all action required by
Section 7.3 shall have been taken and completed, and (ii) provide the Company and the Agent with at least 30 days' written notice prior to making any change in its name or making any other change in its identity or corporate structure (including a merger) which could render any UCC financing statement filed in connection with this Agreement "seriously misleading" as such term is used in the UCC (which written notice sets forth the applicable change and the effective date thereof).

     (g) Credit and Collection Policies. Comply in all material respects with its Credit and Collection Policy in connection with the Receivables and the related Contracts.

     (h) Separate Corporate Existence of the Company. Take such actions as shall be required in order that:

          (i) the Company's operating expenses (other than certain organization expenses and expenses incurred in connection with the preparation, negotiation and delivery of the Transaction Documents) will not be paid by the Originator;

          (ii) the Company's books and records will be maintained separately from those of the Originator;

          (iii) all financial statements of the Originator that are consolidated to include the Company will contain detailed notes clearly stating that (A) all of the Company's assets are owned by the Company, and (B) the Company is a separate entity with creditors who have received interests in the Company's assets;

          (iv) the Originator will strictly observe corporate formalities in its dealing with the Company;

          (v) the Originator shall not commingle its funds with any funds of the Company;

          (vi) the Originator will maintain arm's length relationships with the Company, and the Originator will be compensated at market rates for any services it renders or otherwise furnishes to the Company; and

          (vii) the Originator will not be, and will not hold itself out to be, responsible for the debts of the Company or the decisions or actions in respect of the daily business and affairs of the Company (other than with respect to such decisions or actions of the Originator in its capacity as Servicer).

     6.2. Reporting Requirements. From the date hereof until the first day following the Purchase and Sale Termination Date, the Originator shall, unless the Agent and the Company shall otherwise consent in writing, furnish to the Company and the Agent:

     (a) Proceedings. As soon as possible and in any event within three Business Days after the Originator has knowledge thereof, written notice to the Company and the Agent of (i) all pending proceedings and investigations of the type described in Section 5.6 not previously disclosed to the Company and/or the Agent and (ii) all material adverse developments that have occurred with respect to any previously disclosed proceedings and investigations;

     (b) as soon as possible and in any event within three Business Days after the occurrence of each Purchase and Sale Termination Event or event which, with the giving of notice or lapse of time, or both, would constitute a Purchase and Sale Termination Event, a statement of the chief financial officer of the Seller setting forth details of such Purchase and Sale Termination Event or event and the action that the Seller has taken and proposes to take with respect thereto;

     (c) promptly after the filing or receiving thereof, copies of all reports and notices that the Seller or any Affiliate files under ERISA with the Internal Revenue Service or the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or that the Seller or any Affiliate receives from any of the foregoing or from any multiemployer plan (within the meaning of Section 4001(a)(3) of ERISA) to which the Seller or any Affiliate is or was, within the preceding five years, a contributing employer, in each case in respect of the assessment of withdrawal liability or an event or condition which could, in the aggregate, result in the imposition of liability on the Seller and/or any such Affiliate in excess of $250,000; and

     (d) promptly after the occurrence of any event or condition that could reasonably be expected to have a Material Adverse Effect, notice of such event or condition.

     (e) Other. Promptly, from time to time, such other information, documents, records or reports respecting the Receiv-ables, the Related Rights or the Originator's performance hereunder that the Company or the Agent may from time to time reasonably request in order to protect the interests of the Company, the Purchaser, the Agent or any other Affected Party under or as contemplated by the Transaction Documents.

     6.3. Negative Covenants. From the date hereof until the date following the Final Payout Date, the Originator agrees that, unless the Agent and the Company shall otherwise consent in writing, it shall not:

     (a) Sales, Liens, Etc. Except as otherwise provided herein or in any other Transaction Document, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any Receivable or related Contract, Collections or Related Security, or any interest therein, or assign any right to receive income in respect thereof.

     (b) Extension or Amendment of Receivables. Except in its capacity as Servicer to the extent permitted by paragraph (f) of Annex IV to the Receivables Purchase Agreement, extend, amend or otherwise modify the terms of any Receivable in any material respect, or amend, modify or waive, in any material respect, any term or condition of any Contract related thereto (which term or condition relates to payments under, or the enforcement of, such Contract).

     (c) Change in Business or Credit and Collection Policy. Make (i) any material change in the character of its business or in the Credit and Collection Policy, or any change in the Credit and Collection Policy that would adversely affect the collectibility of the Receivables Pool or the enforceability of any related Contract or the ability of the Originator or the Company to perform its obligations under any related Contract or under any Transaction Document; or
(ii) any other change in the Credit and Collection Policy without prior written consent of the Company and the Agent.

     (d) Receivables Not to be Evidenced by Instruments. Take any action to cause or permit any Receivable generated by it to become evidenced by any "instrument" (as defined in the applicable UCC) unless such "instrument" shall be delivered to the Company (which in turn shall deliver the same to the Purchaser (or the Agent on its behalf)).

     (e) Mergers, Acquisitions, Sales, etc. Merge or consolidate with another Person (except pursuant to a merger or consolidation involving the Originator where the Originator is the surviving corporation), or convey, transfer, lease or otherwise dispose of (whether in one or in a series of transactions), all or substantially all of its assets (whether now owned or hereafter acquired), other than pursuant to this Agreement.

     (f)  Deposit   Banks.   Add  or  terminate  any  Deposit  Bank  unless  the
requirements of paragraph (i) of Exhibit IV of the Receivables Purchase Agreement have been met.

     (g) Accounting for Purchases. Account for or treat (whether in financial statements or otherwise) the transactions contemplated hereby in any manner other than as sales of the Receivables and Related Security by the Originator to the Company.

     (h) Transaction Documents. Enter into, execute, deliver or otherwise become bound by any agreement, instrument, document or other arrangement that restricts the right of the Originator to amend, supplement, amend and restate or otherwise modify, or to extend or renew, or to waive any right under, this Agreement or any other Transaction Documents.

                                   ARTICLE VII

                      ADDITIONAL RIGHTS AND OBLIGATIONS IN
                           RESPECT OF THE RECEIVABLES

     7.1. Rights of the Company. The Originator hereby authorizes the Company and the Servicer (if other than the Originator) or their respective designees to take any and all steps in the Originator's name necessary or desirable, in their respective determination, to collect all amounts due under any and all Receivables and Related Rights, including, without limitation, endorsing the Originator's name on checks and other instruments representing Collections and enforcing such Receivables and the provisions of the related Contracts that concern payment and/or enforcement of rights to payment.

     7.2. Responsibilities of the Originator. Anything herein to the contrary notwithstanding:

     (a) The Originator agrees to transfer any Collections that it receives directly to a Deposit Account within one Business Day of receipt thereof, and agrees that all such Collections shall be segregated and held in trust for the Company and the Purchaser; provided that if the Company or the Servicer is required by Section 4.4 of the Receivables Purchase Agreement to remit Collections directly to the Agent (or its designee) the Originator shall remit such Collections directly to the Agent (or its designee) in the same manner as the Company and Servicer may be required to do so by Section 4.4. of the Receivables Purchase Agreement. The Originator further agrees not to deposit any funds other than Collections in a Deposit Account.

     (b) The Originator shall perform its obligations hereunder, and the exercise by the Company or its designee of its rights hereunder shall not relieve the Originator from such obligations.

     (c) None of the Company, Servicer (if other than the Originator), Purchaser or the Agent shall have any obligation or liability to any Obligor or any other third Person with respect to any Receivables, Contracts related thereto or any other related agreements, nor shall the Company, Servicer (if other than the Originator), Purchaser or the Agent be obligated to perform any of the obligations of the Originator thereunder.

     (d) The Originator hereby grants to Servicer (if other than the Originator) an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of the Originator all steps necessary or advisable to indorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by the Originator or transmitted or received by the Company (whether or not from the Originator) in connection with any Receivable or Related Right.

     7.3. Further Action Evidencing Purchases. The Originator agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Company or Servicer may reasonably request in order to perfect, protect or more fully evidence the Receivables (and the Related Rights) purchased by, or contributed to, the Company hereunder, or to enable the Company to exercise or enforce any of its rights hereunder or under any other Transaction Document. Without limiting the generality of the foregoing, the Originator will:

     (a) upon the request of the Company execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate; and

     (b) mark the summary master control data processing records with the legend set forth in Section 4.1(i).

The Originator hereby authorizes the Company or its designee to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Receivables (and the Related Rights) now existing or hereafter generated by the Originator. If the Originator fails to perform any of its agreements or obligations under this Agreement, the Company or its designee may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Company or its designee incurred in connection therewith shall be payable by the Originator as provided in Section 10.6.

     7.4. Application of Collections. Any payment by an Obligor in respect of any indebtedness owed by it to the Originator shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless otherwise instructed by the Company or the Agent, be applied first, as a Collection of any Receivables of such Obligor, in the order of the age of such Receivables, starting with the oldest of such Receivables, and second, to any other indebtedness of such Obligor.


                                  ARTICLE VIII

                      PURCHASE AND SALE TERMINATION EVENTS

     8.1. Purchase and Sale Termination Events. Each of the following events or occurrences described in this Section 8.1 shall constitute a "Purchase and Sale Termination Event":

     (a) The Termination Date (as defined in the Receivables Purchase Agreement) shall have occurred; or

     (b) The Originator shall fail to make any payment or deposit to be made by it hereunder when due and such failure shall remain unremedied for two Business Days after notice; or

     (c) Any representation or warranty made or deemed to be made by the Originator (or any of its officers) under or in connection with this Agreement, any other Transaction Document or any other information or report delivered pursuant hereto or thereto shall prove to have been false or incorrect in any material respect when made or deemed made provided, however, if the violation of this paragraph (c) by the Originator may be cured without any potential or actual detriment to the Company, the Purchaser, the Agent or any Program Support Provider, the Originator shall have 30 days from the earlier of (i) the Originator's knowledge of such failure and (ii) notice to the Originator of such failure to so cure any such violation before a Purchase and Sale Termination Event shall occur so long as the Originator is diligently attempting to effect such cure; or

     (d) The Originator shall fail to perform or observe in any material respect any agreement contained in any of Sections 6.1(h) or 6.3; or

     (e) The Originator shall fail to perform or observe any other material term, covenant or agreement contained in this Agreement on its part to be performed or observed and such failure shall remain unremedied for 30 days after written notice thereof shall have been given by Servicer, the Agent or the Company to the Originator; or

     (f) (i) The Originator or any of its subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Originator or any of its subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for all or any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), such proceeding shall remain undismissed or unstayed for a period of 30 days; or (ii) the Originator or any of its subsidiaries shall take any corporate action to authorize any of the actions set forth in clause
(i) above in this Section 8.1(f);

     (g) A contribution failure shall occur with respect to any benefit plan sufficient to give rise to a lien under Section 302(f) of ERISA, or the Internal Revenue Service shall, or shall indicate its intention in writing to the Originator to, file notice of a lien asserting a claim or claims pursuant to the Code with regard to any of the assets of the Originator, or the Pension Benefit Guaranty Corporation shall, or shall indicate its intention in writing to the Originator or an ERISA Affiliate to, either file notice of a lien asserting a claim pursuant to ERISA with regard to any assets of the Originator or an ERISA Affiliate or terminate any benefit plan that has unfunded benefit liabilities; or

     (h) The Internal  Revenue  Service  shall file notice of a lien pursuant to
Section 6323 of the Internal Revenue Code with regard to any of assets of the Originator and such lien shall not have been released within ten Business Days, or the Pension Benefit Guaranty Corporation shall, or shall indicate its intention to, file notice of a lien pursuant to Section 4068 of ERISA with regard to any of the assets of the Originator.

     8.2. Remedies.

          (i) Optional Termination. Upon the occurrence of a Purchase and Sale Termination Event, the Company (and not Servicer) shall have the option by notice to the Originator (with a copy to the Agent) to declare the Purchase and Sale Termination Date to have occurred.

          (ii) Remedies Cumulative. Upon any termination of the Facility pursuant to this Section 8.2, the Company shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction and other applicable laws, which rights shall be cumulative. Without limiting the foregoing, the occurrence of the Purchase and Sale Termination Date shall not deny the Company any remedy in addition to termination of the Purchase Facility to which the Company may be otherwise appropriately entitled, whether at law or equity.


                                   ARTICLE IX

                                 INDEMNIFICATION

     9.1. Indemnities by the Originator. Without limiting any other rights which the Company may have hereunder or under applicable law, the Originator hereby agrees to indemnify the Company, the Purchaser, the Agent and each of their respective assigns, officers, directors, employees and agents (each of the foregoing Persons being individually called a "Purchase and Sale Indemnified Party"), forthwith on demand, from and against any and all damages, losses, claims, judgments, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively called "Purchase and Sale Indemnified Amounts"), regardless of whether any such Purchase and Sale Indemnified Amount is the result of a Purchase and Sale Indemnified Party's negligence, strict liability or other acts or omissions of a Purchase and Sale Indemnified Party, awarded against or incurred by any of them arising out of or as a result of the following:

     (a) the transfer by the Originator of an interest in any Receivable or Related Right to any Person other than the Company;

     (b) the breach of any representation or warranty made by the Originator under or in connection with this Agreement or any other Transaction Document, or any information or report delivered by the Originator pursuant hereto or thereto (including any information contained in a Purchase Report) which shall have been false or incorrect in any material respect when made, deemed made or delivered;

     (c) the failure by the Originator to comply with any applicable law, rule or regulation with respect to any Receivable or the related Contract, or the nonconformity of any Receivable or the related Contract with any such applicable law, rule or regulation;

     (d) the failure to vest and maintain vested in the Company a perfected ownership interest in the Receivables generated by the Originator and Related Rights free and clear of any Adverse Claim, other than an Adverse Claim arising solely as a result of an act of the Company, whether existing at the time of the purchase or contribution of such Receivables or at any time thereafter;

     (e) the failure of the Originator to file with respect to itself, or any delay by the Originator in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivables or purported Receivables generated by the Originator or Related Rights, whether at the time of any purchase or contribution or at any subsequent time;

     (f) any dispute, claim, offset or defense (other than discharge in bankruptcy) of the Obligor to the payment of any Receivable or purported Receivable generated by the Originator (including, without limitation, a defense based on such Receivables or the related Contracts not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from or relating to the transaction giving rise to any Receivable or relating to collection activities with respect to any Receivable (if such collection activities were performed by the Originator or any of its Affiliates acting as Servicer or by any agent or independent contractor retained by the Originator or any of its Affiliates);

     (g) any products liability or other claim, investigation, litigation or proceeding arising out of or in connection with goods, insurance or services that secure or relate to any Receivable;

     (h) any litigation, proceeding or investigation against the Originator or in respect of any Receivable or Related Right;

     (i) any tax or governmental fee or charge (other than any tax excluded pursuant to the proviso below), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the purchase, contribution or ownership of the Receivables or any Related Right connected with any such Receivables;

     (j) any failure of the Originator, individually or as Servicer, to perform its duties or obligations in accordance with the provisions of this Agreement or any other Transaction Document; and

     (k) the commingling of any Collections at any time with other funds;

excluding, however, (i) Purchase and Sale Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of a Purchase and Sale Indemnified Party, (ii) any indemnification which has the effect of recourse for non-payment of the Receivables due to credit reasons to the Originator (except as otherwise specifically provided under this Section 9.1) and (iii) any tax based upon or measured by net income or gross receipts.

     If for any reason the indemnification provided above in this Section 9.1 is unavailable to a Purchase and Sale Indemnified Party or is insufficient to hold such Purchase and Sale Indemnified Party harmless, then the Originator shall contribute to the amount paid or payable by such Purchase and Sale Indemnified Party as a result of such loss, claim, damage or liability to the maximum extent permitted under applicable law. Promptly after receipt by a Purchase and Sale Indemnified Party under this Article IX of notice of any claim or the commencement of any action arising out of or as a result of any of paragraphs
(a) through (j) above, the Purchase and Sale Indemnified Party shall, if a claim in respect thereof is to be made against the Originator under this Article IX, notify the Originator in writing of the claim or the commencement of that action; provided, however, that the failure to notify the Originator shall not relieve it from any liability which it may have under this Article IX except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the Originator shall not relieve it from any liability which it may have to a Purchase and Sale Indemnified Party otherwise than under this Article IX. If any such claim or action shall be brought against a Purchase and Sale Indemnified Party, the Originator shall be entitled to participate therein and, to the extent that it wishes, to assume the defense thereof with counsel satisfactory to the Purchase and Sale Indemnified Party. After notice from the Originator to the Purchase and Sale Indemnified Party of its election to assume the defense of such claim or action, the Originator shall not be liable to the Purchase and Sale Indemnified Party under this Article IX for any legal or other expenses subsequently incurred by Purchase and Sale Indemnified Party in connection with the defense thereof other than reasonable costs of investigation. The Originator shall not (i) without the prior written consent of the relevant Purchase and Sale Indemnified Party or Parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the Purchase and Sale Indemnified Party or Parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each Purchase and Sale Indemnified Party from all liability arising out of such claim, action, suit or proceeding or (ii) be liable for any settlement of any such action affected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the Originator agrees to indemnify and hold harmless any indemnified party from and against any Purchase and Sale Indemnified Amounts relating thereto.


                                    ARTICLE X

                                  MISCELLANEOUS

     10.1. Amendments, etc.

     (a) The provisions of this Agreement may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Originator, the Company, the Servicer (if other than the Originator) and the Agent.

     (b) No failure or delay on the part of the Company, Servicer, the Originator or any third party beneficiary in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Company, Servicer, or the Originator in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Company or Servicer under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

     10.2. Notices, etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by express mail or courier or by certified mail, postage-prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (i) if personally delivered or sent by express mail or courier or if sent by certified mail, when received, and (ii) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

     10.3. No Waiver; Cumulative Remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     10.4. Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of the Company, the Originator and its respective successors and permitted assigns. the Originator may not assign its rights hereunder or any interest herein without the prior consent of the Company and the Agent. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the date after the Purchase and Sale Termination Date on which the Originator has received payment in full for all Receivables and Related Rights purchased pursuant to Section 1.1 hereof. The rights and remedies with respect to any breach of any representation and warranty made by the Originator pursuant to
Article V and the  indemnification  and  payment  provisions  of  Article IX and
Section 10.6 shall be continuing and shall survive any termination of this Agreement.

     10.5. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF INDIANA (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE INTERESTS OF PURCHASER IN THE RECEIVABLES OR RELATED RIGHTS, OR REMEDIES HEREUNDER IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF INDIANA.

     10.6. Costs, Expenses and Taxes. In addition to the obligations of the Originator under Article IX, the Originator agrees to pay on demand:

     (a) all reasonable costs and expenses in connection with the preparation, execution, delivery and administration (including periodic auditing of the Receivables) of this Agreement, the Liquidity Agreement, the Receivables
Purchase Agreement and the other documents and agreements to be delivered hereunder or in connection herewith, including all reasonable costs and expenses relating to the amending, amending and restating, modifying or supplementing of this Agreement, the Liquidity Agreement, the Receivables Purchase Agreement and the other documents and agreements to be delivered hereunder or in connection herewith and the waiving of any provisions thereof, and including in all cases, without limitation, Attorney Costs for the Company, the Agent, the Purchaser and their respective Affiliates and agents with respect thereto and with respect to advising the Company, the Agent, the Purchaser and their respective Affiliates and agents as to their rights and remedies under this Agreement and the other Transaction Documents, and all reasonable costs and expenses, if any (including Attorney Costs), of the Company, the Agent, the Purchaser and their respective Affiliates and agents, in connection with the enforcement of this Agreement and the other Transaction Documents; and

     (b) any and all stamp and other taxes and fees payable in connection with the execution, delivery, filing and recording of this Agreement or the other documents or agreements to be delivered hereunder, and agrees to save each Purchase and Sale Indemnified Party harmless from and against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

     10.7. Submission to Jurisdiction. EACH PARTY HERETO HEREBY IRREVOCABLY (a) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY ILLINOIS STATE COURT AND THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS, OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY TRANSACTION DOCUMENT; (b) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR UNITED STATES DISTRICT COURT; (c) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING; (d) CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO SUCH PERSON AT ITS ADDRESS SPECIFIED IN
SECTION 10.2; AND (e) TO THE EXTENT ALLOWED BY LAW, AGREES THAT A NONAPPEALABLE FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECTION 10.7 SHALL AFFECT THE COMPANY'S RIGHT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING ANY ACTION OR PROCEEDING AGAINST the ORIGINATOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTIONS.

     10.8. Waiver of Jury Trial. EACH PARTY HERETO EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, OR UNDER ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     10.9. Captions and Cross References; Incorporation by Reference. The various captions (including, without limitation, the table of contents) in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to any underscored Section or Exhibit are to such Section or Exhibit of this Agreement, as the case may be. The Exhibits hereto are hereby incorporated by reference into and made a part of this Agreement.

     10.10 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

     10.11 Acknowledgment and Agreement. By execution below, the Originator expressly acknowledges and agrees that all of the Company's rights, title, and interests in, to, and under this Agreement shall be assigned by the Company to the Purchaser pursuant to the Receivables Purchase Agreement, and the Originator consents to such assignment. Each of the parties hereto acknowledges and agrees that the Agent and the Purchaser are third party beneficiaries of the rights of the Company arising hereunder and under the other Transaction Documents to which the Originator is a party and that the Purchaser and/or the Agent may enforce the rights of the Company under this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                                AUTOMOTIVE FINANCE COMPANY


                                                By:  Jeffrey K. Harty
                                                     ---------------------------
                                                Name:  Jeffrey K. Harty
                                                Title:  Chief Financial Officer

                                                1919 South Post Road
                                                Indianapolis, Indiana 46239

                                                Attention:
                                                            --------------------
                                                Telephone:
                                                            --------------------
                                                Facsimile:
                                                            --------------------



                                                AFC FUNDING CORPORATION


                                                By:  Jeffrey K. Harty
                                                     ---------------------------
                                                Name: Jeffrey K. Harty
                                                Title:  Chief Financial Officer

                                                1919 South Post Road
                                                Indianapolis, Indiana 46239

                                                Attention:
                                                            --------------------
                                                Telephone:
                                                            --------------------
                                                Facsimile:
                                                            --------------------